UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

SUNRISE ASSISTED LIVING, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20765	54-1746596
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

7902 Westpark Drive
McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)

(703) 273-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 9.      Regulation FD Disclosure

     In connection with the filing of the Company’s Form 10-Q for the quarterly period ended June 30, 2002, on August 14, 2002, the Chief Executive Officer and the Chief Financial Officer of the Company submitted to the Securities and Exchange Commission the written statement required under Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form 10-Q.

     A copy of this statement is attached hereto at Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE ASSISTED LIVING, INC.

Date: August 14, 2002	By:	/s/ Larry E. Hulse

Larry E. Hulse
Senior Vice President and Chief
Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Exhibit Name

99.1	Written Statement of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)